SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934
                        ___________________



   Date of Report (Date of earliest event reported) October 20, 2004
                              BICO, INC.
        (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822             25-1229323
(State of other jurisdiction (Commission File Number) (IRS Employer
 of incorporation)                                    Identification No.)


2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (412) 279-1059

  _________________________________________________________
(Former name or former address, if changes since last report.)




[ ] Written communicatons pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))








Section 1 - Registrant's Business and Operations

Item 1.03 Bankruptcy or Receivership

On October 18, 2004, BICO Incorporated announced that the Bankruptcy Court for the Western District of Pennsylvania has approved its Chapter 11 Reorganization Plan, which permits BICO to merge with cXc Services, Inc. The court order approving BICO's plan was consented to by the Securities and Exchange Commission as well as the Pennsylvania Department of Revenue. (See attached Press Release)







SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BICO, INC.

                                     by /s/ Anthony Paterra
                                            Anthony Paterra,
                                            CEO, Director




DATED:  October 20, 2004





BICO INCORPORATED                              NEWS RELEASE

        BICO'S REORGANIZATION PLAN APPROVED AND
                    MERGER AUTHORIZED


Pittsburgh, PA - October 18, 2004 - BICO Incorporated (PK:BIKO) announced today that the Bankruptcy Court for the Western District of Pennsylvania has approved its Chapter 11 Reorganization Plan, which permits BICO to merge with cXc Services, Inc. The court order approving BICO's plan was consented to by the Securities and Exchange Commission as well as the Pennsylvania Department of Revenue.

 BICO has entered into a letter of intent to merge with cXc
Services, Inc. (website is www.cxcservices.com.)   It is
anticipated that the merger will be completed in the very near future.

Anthony Paterra, CEO and member of the Board of Directors stated that, "We are very excited about the future of the company. We believe that cXc has a very exciting product and an opportunistic and extremely well developed business model. We believe that this
product could have significant potential.   In addition, we are
pleased that not only will the creditors receive stock in the new company, but also, all current common shareholders will retain their shares. The creditors have shown their support by overwhelmingly approving the plan."

BICO's corporate offices are located in Pittsburgh, Pennsylvania.


For further information contact:
Anthony Paterra, Chief Executive Officer
Phone:  412 279-1059


This news release may include comments that do not refer strictly to historical results or actions, and may be deemed to the forward-looking within the meaning of the safe harbor provisions of the U.S. federal securities laws. These include, among other things, statements about expectations of future events, revenues, cash flows and performance. Forward-looking statements are subject to risks and uncertainties that may cause the company's results to differ materially from expectations. These risks include the company's ability to consummate the merger, develop its new business, the company's ability to develop appropriate strategic alliances, raise working capital and successful development and implementation of technology, acceptance of the company's products and services, and other such risks as the company may identify and discuss from time to time, including those risks disclosed in the company's current and future filings with the Securities and Exchange Commission. Accordingly, there is no certainty that the company's plans will be achieved.